SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8 - K/A

                       CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934.

Date of Report (Date of earliest event reported): January 23, 1997


                    Alfa International Corp.
___________________________________________________________________
     (Exact name of registrant as specified in its charter)


     New Jersey                   0-17264             22-2216835
___________________________________________________________________
(State or other                (Commission        (IRS Employer
jurisdiction of                 File Number)       Identification
incorporation)                                     Number)



          50 So. Buckhout Street, Irvington, N.Y.      10533
___________________________________________________________________
   (Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code 914-591-1994
                                                   ____________




___________________________________________________________________
  (Former name or former address if changed since last report)











Item 7.  Financial Statements and Exhibits
__________________________________________

     (a) and (b). The financial statements and reports called for by paragraph (a) and (b) of this Item are attached hereto.

























































                             SIGNATURES
                             __________


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 13, 1998


                          ALFA International Corp.
                          ________________________
                                 (Registrant)





                          BY: /s/ Frank J. Drohan
                              ____________________
                               Frank J. Drohan,
                               Chairman of the Board,
                               President and Chief
                               Executive Officer